SCHEDULE 14C INFORMATION
			Information Statement Pursuant to Section 14 (c) of the
			Securities Exchange Act of 1934 (Amendment No.          )


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				AEGON/TRANSAMERICA SERIES FUND, INC.
			(Name of Registrant as Specified in Its Charter)

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			  INFORMATION STATEMENT DATED NOVEMBER 1, 2002
				AEGON/TRANSAMERICA SERIES FUND, INC.
						ON BEHALF OF
					   THIRD AVENUE VALUE

					  570 Carillon Parkway
				   St. Petersburg, Florida 33716
					(Toll Free) 1-800-851-9777


				WE ARE NOT ASKING YOU FOR A PROXY AND
			     YOU ARE NOT REQUESTED TO SEND US A PROXY


	This information statement is being furnished to the Policyowners invested in the Third Avenue Value portfolio (the "Portfolio") of AEGON/Transamerica Series Fund, Inc. (the "Fund") as a result of a change in control of Third Avenue Management LLC ("Third Avenue"). Recently, Affiliated Managers Group, Inc. ("AMG") acquired a majority interest in Third Avenue Holdings Delaware LLC ("Third Avenue Holdings"), the parent company of Third Avenue, and a wholly-owned subsidiary of the predecessor adviser, EQSF Advisers, Inc. ("EQSF"). The transaction has not had, and is not expected to have, any immediate impact on Third Avenue's management, which is expected to continue to conduct day-to-day business activities, including Portfolio management. Third Avenue believes that the transaction offers the potential to enhance its future ability to deliver quality investment advisory services.
	This information statement is being provided in lieu of a proxy statement to shareholders of record on October 18, 2002, pursuant to the terms of an exemptive order (the "Order") (Release No. IC 23379) issued by the U.S. Securities and Exchange Commission ("SEC") on August 5, 1998. The Order permits AEGON/Transamerica Fund Advisers, Inc. ("ATFA" or the "Investment Adviser"), investment adviser to the Fund, to hire new sub-advisers and to make changes to existing sub-advisory agreements
(with non-affiliated entities) with the approval of the Board of Directors (the "Directors"), including a majority of Directors who are not parties to the agreement and are not interested persons (the "Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of those parties, without obtaining shareholder approval.
  This information statement will be mailed on or about November 5, 2002. As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolio, the ownership of Third Avenue and the terms of the Sub-Advisory Agreement with Third Avenue, which the Directors of the Fund have approved, and is included as Exhibit A to this information statement.
	The Fund, a series mutual fund consisting of several separate investment portfolios, is an open-end management investment company registered under the 1940 Act, and is organized as a Maryland corporation.
  The Fund's principal executive office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

				GENERAL INFORMATION
This information statement is being sent by the Fund to Policyowners invested in the Portfolio as of close of business on October 18, 2002.
  The Portfolio is currently managed by Third Avenue. Third Avenue's indirect parent company, Third Avenue Holdings, entered into agreements with AMG pursuant to which AMG purchased a majority interest in Third
Avenue Holdings (the "AMG transaction"). Upon completion of the AMG transaction, senior members of EQSF's management owned a substantial interest in Third Avenue Holdings and entered into long-term employment agreements to ensure that current management remained intact. Currently,
 AMG owns 60% of the interest in Third Avenue Holdings, and senior management, certain key employees, and the children of Martin J. Whitman, own 40% of the interest in Third Avenue Holdings. The AMG transaction has not had, and is not expected to have, any immediate impact on Third
Avenue's management, which is expected to continue to conduct day-to-day business activities, including Portfolio management. Nevertheless, this transaction constituted a change in control of Third Avenue, which resulted in an assignment, as defined in Section 2(a)(4) of the 1940 Act, of the Sub-Advisory Agreement between ATFA and EQSF which was in effect at that time.
  The Sub-Advisory Agreement, by its terms and consistent with Section 15(a) of the 1940 Act, provided for its automatic termination upon assignment.
  On June 10, 2002, the Directors approved a new Sub-Advisory Agreement between ATFA and Third Avenue with respect to the Portfolio. The Sub-Advisory Agreement contains terms and conditions substantially identical to those of the previous Sub-Advisory Agreement.
Section 15 of the 1940 Act requires that a majority of a portfolio's outstanding voting securities approve any sub-advisory agreements.
  However, pursuant to the Order, ATFA, on behalf of the Fund and any future open-end management investment company managed by ATFA, may enter into sub-advisory agreements on behalf of certain portfolios without receiving prior shareholder approval. On December 15, 1998, shareholders of the Portfolio authorized the Investment Adviser to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the Sub-Advisory Agreement between ATFA and Third Avenue does not require shareholder consent.
	The Portfolio will pay for the costs associated with preparing and distributing this information statement to its respective Policyowners.
  This information statement will be mailed on or about November 5, 2002.

				THE INVESTMENT ADVISER
	ATFA serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of January 1, 1997, as amended. The Advisory Agreement was initially approved by the Directors for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Directors of the Fund, including a majority of the Independent Directors, on March 18, 2002. The Advisory Agreement was last approved by Policyowners on December 16, 1996.

	ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is a wholly-owned direct subsidiary of Western Reserve Life Assurance Co. of Ohio, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. AEGON USA is a financial services holding company whose primary emphasis is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.
	The Investment Adviser's directors and principal officer, together with their principal occupations, are listed in Exhibit B. No officer or Director of the Fund (who is not a director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by, or under common control with the Investment Adviser.

			TERMS OF THE INVESTMENT ADVISORY AGREEMENT
Pursuant to the Advisory Agreement for the Portfolio, ATFA is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Portfolio, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Fund and each portfolio thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Portfolio at the rate of 0.80% of the Portfolio's average daily net assets.
ATFA reviews the performance of all sub-advisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements.
  In connection therewith, ATFA is obligated to keep certain books and records of the Fund. ATFA also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, the Fund's custodian, and AEGON/Transamerica Fund Services, Inc., the Fund's transfer and dividend disbursing agent. The management services of ATFA for the Fund are not exclusive under the terms of the Advisory Agreement and ATFA is free to, and does, render management services to others.
In connection with its management of the business affairs of the Fund, ATFA bears the following expenses: (a) the salaries and expenses of all ATFA Fund personnel, except the fees and expenses of the Directors who are not affiliated persons of ATFA or the Portfolio's sub-adviser; (b) all expenses incurred by ATFA or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Portfolio, as described below; and (c) the fees payable to the sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.
Under the terms of the Advisory Agreement, the Portfolio is responsible for the payment of the following expenses: (a) the fees payable to the Investment Adviser; (b) the fees and expenses of Directors who are not affiliated persons of the Investment Adviser or the Portfolio's sub-adviser on a pro-rata basis with the other portfolios in the Fund; (c) the fees and certain expenses of the Portfolio's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment
 Adviser in connection with its obligation of maintaining required records of the Portfolio and of pricing Portfolio shares; (d) the charges and expenses of the Fund's legal counsel and independent accountants with respect to the Portfolio; (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities transactions; (f) all taxes and corporate fees payable by the Portfolio to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member on behalf of the Portfolio; (h) the Portfolio's proportionate cost of fidelity and liability insurance; (i) the Portfolio's proportionate share of the fees and expenses involved in registering and maintaining registration of the Fund with the SEC and qualifying the Portfolio's shares under state securities laws, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectus to shareholders in the amount necessary for distribution to the Policyowners, and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business as it relates to the Portfolio.
The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement, in accordance with its terms, had an initial term of two years from the date of execution, and continues in effect from year to year so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Advisory Agreement also provides that it will terminate automatically if assigned, and may be terminated, without penalty, by vote of a majority of the Portfolio's outstanding voting securities
(as defined in the 1940 Act), or by the Directors of the Fund or by ATFA,
 upon 60 days' written notice to the Fund.
ATFA also acts as investment adviser to the following investment companies, in addition to the Fund: IDEX Mutual Funds, Transamerica Occidental Life Insurance Company Separate Account Fund B and Transamerica Income Shares, Inc., and as an administrator to Transamerica Index Funds,
 Inc.

			INFORMATION CONCERNING THE SUB-ADVISER

	AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management holding company which holds equity interests in investment management firms (its "Affiliates"). In connection with the equity investments AMG has made in its Affiliates, the members of the management team of each Affiliate customarily retain or receive significant ownership in their firm. The management teams of AMG's Affiliates generally maintain the autonomy over the day-to-day operations and independently manage such operations, and AMG does not participate in the day-to-day management or the investment process except in certain limited circumstances. AMG's affiliated investment management firms managed approximately $81 billion in assets as of March 31, 2002. AMG is a public corporation and not controlled by any person.
	Third Avenue is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of September 30, 2002,
 Third Avenue had approximately $6 billion in assets under management.
	Third Avenue's investment advisers provide investment management and related services to other mutual funds. For each registered investment company portfolio advised or sub-advised by Third Avenue with an investment objective similar to that of the Portfolio, Exhibit C identifies and sets forth the size of each such portfolio as of December 31, 2001, along with the management fee expressed as a percentage of average net assets for that portfolio.
			Third Avenue Investment Strategy
	Third Avenue pursues long-term capital appreciation by adhering to a disciplined "bottom-up," value approach. Third Avenue's value approach to investing is best defined as buying what is safe and cheap, with a primary emphasis on safe. With respect to equities, an issuer generally exhibits four essential characteristics: (1) Strong Finances - must have an exceptionally strong financial position, as measured by an absence of liabilities and ownership of high quality assets; (2) Competent
Management - good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders;
(3) Understandable Business - comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics; and (4) Discount to Private Market Value - the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate. Third Avenue deems bonds as safe to invest in only if they are protected by strong covenants, so that in the event of a money default, the Portfolio has a reasonably good prospect of recovering at least its cost. Third Avenue strives to pay no more than 50% of what it believes a common stock would be worth were the company to become a takeover candidate or a private business. Bonds must have a yield to maturity of at least 500 basis points more than performing credits of comparable quality in order to be considered cheap.

	Third Avenue's value approach to investing is based on stringent "bottom-up" analysis. Third Avenue seeks to limit investment risk by learning as much as it can about a company and its securities before it invests. As long-term buy and hold investors, Third Avenue's analytical approach concentrates on understanding the business of an individual issuer and all but ignores stock market trends and predictions. The buy and hold approach ensures very low turnover. This helps to minimize the tax liability due to realized capital gains.
	The names, business addresses and positions of the executive officers of Third Avenue are set forth in Exhibit B.
			TERMS OF THE SUB-ADVISORY AGREEMENT
	Pursuant to a Sub-Advisory Agreement with EQSF dated January 1, 1998 (the "Previous Agreement"), EQSF has been serving as sub-adviser to Third
Avenue Value. The Previous Agreement terminated upon acquisition of a majority interest in Third Avenue Holdings by AMG. At the Board meeting held on June 10, 2002, the Directors approved a Sub-Advisory Agreement between ATFA and Third Avenue, effective upon the close of the acquisition, identical in all material respects to the Previous Agreement (and are identical with respect to fees).
The following summary of the Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the Sub-Advisory Agreement attached as Exhibit A to this Information Statement.
	Under the Sub-Advisory Agreement, Third Avenue is compensated by ATFA (and not the Portfolio) at an annual rate of 0.50% of the fees received by, or expense reimbursement returned to, the Investment Adviser for services rendered under the Investment Advisory Agreement, less 50% of any amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by ATFA to the Portfolio. The Sub-Advisory Agreement provides that, subject to ATFA's and the Board's supervision, Third Avenue is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Third Avenue also provides ATFA with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board may reasonably request.
The Sub-Advisory Agreement will remain in full force and effect until April 30, 2004, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio's management agreement with ATFA, and (3) the Sub-Advisory Agreement may be terminated at any time by Third Avenue or ATFA on 60 days' written notice to the other party to the Sub-Advisory Agreement.
	The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Third
Avenue will not be liable for any act or omission in connection with its activities as sub-adviser to the Portfolio.

		BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENT
	At an in person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered and unanimously approved the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Directors, including the Independent Directors, considered whether the approval of the Sub-Advisory Agreement was in the best interests of the Portfolio. At the meeting, the Directors reviewed materials furnished by ATFA and Third Avenue.
	The Board considered a number of factors in approving Third Avenue, including its: (i) history and background in managing portfolios for other clients; (ii) investment philosophy, long-term performance record, and the experience and background of the personnel who would be responsible for managing the Portfolio's assets; (iii) performance relative to its peers; (iv) facilities and compliance procedures; (v) the nature, quality and extent of services expected to be provided to the Portfolio; (vi) the reputation of Third Avenue in the asset management industry; (vii) the size and structure of Third Avenue, as well as the amount of assets that Third Avenue currently manages; and (viii) demonstrated ability to consistently add value relative to the Portfolio's benchmark.
	The Board discussed and reviewed the terms of the Sub-Advisory Agreement, noting that the material terms of the Sub-Advisory Agreement are substantially identical to those of the Previous Agreement.
  In making their determination, the Directors stressed the importance of Third Avenue's expectation that the management and key personnel involved with the Portfolios would not be affected following the AMG transaction. The Board considered that the AMG transaction is not expected to result in any changes in the portfolio management and investment operations of Third Avenue. The Directors determined that the sub-advisory fees were reasonable, fair and in the best interests of its shareholders.
	During the Portfolio's most recently completed fiscal year ended December 31, 2001, EQSF received an aggregate of $534,151 from ATFA for services rendered to the Portfolio. The aggregate amount of investment management fees paid by ATFA had the new sub-advisory agreement been in place during the Portfolio's most recently completed fiscal year would have been the same.
During the Portfolio's most recently completed fiscal year ended December 31, 2001, EQSF paid M.J. Whitman, Inc., an affiliated broker, $170,454 in brokerage fees.

	Based upon their review, the Board concluded that the Sub-Advisory Agreement was in the best interests of the Portfolio and the shareholders of the Portfolio. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Sub-Advisory Agreement.

				PRINCIPAL SHAREHOLDERS
	As of June 30, 2002, the Portfolio had 14,205,889.520 shares, representing a cash value of $205,802,026.47. The shareholders of the Portfolio are: AUSA Life Insurance Company, Inc., Transamerica Life Insurance Company and Western Reserve Life Assurance Co. of Ohio.

				POLICYOWNER PROPOSALS
	As a general matter, the Portfolio does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of AEGON/Transamerica Series Fund,
 Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716.
	Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

				ANNUAL REPORT
The Fund will furnish, without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. Any such request should be directed to the Fund by calling (800) 851-9777 or by writing ATSF at P.O. Box 5068, Clearwater, Florida 33758-5068.

				ADDITIONAL INFORMATION
	The Fund's investment adviser, ATFA, and its transfer agent and administrator, AEGON/Transamerica Fund Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund's principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

					By Order of the Board of Directors,

					/s/  John K. Carter
					John K. Carter, Esq., Secretary
					AEGON/Transamerica Series Fund, Inc.
					St. Petersburg, Florida







						EXHIBIT A

					SUB-ADVISORY AGREEMENT
						BETWEEN
				AEGON/TRANSAMERICA FUND ADVISERS, INC.
						  AND
				    THIRD AVENUE MANAGEMENT LLC

	SUB-ADVISORY AGREEMENT, made as of the 8th day of August, 2002, between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Third Avenue Management LLC ("Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

	WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

	WHEREAS, the Fund is authorized to issue shares of Third Avenue Value (the "Portfolio"), a separate series of the Fund;

	WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended
("Advisers Act"); and

	WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services;

	NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

	1.	Appointment.

	Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

	2.	Duties of the Sub-Adviser.

A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the
 Investment Adviser, to:

(1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

B. Additional Duties of Sub-Adviser.   In addition to the
above, Sub-Adviser shall:

(1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

(2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement
(as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

	3.	Compensation.

	For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, the Investment Adviser for services rendered under the Advisory Agreement by the Investment Adviser to the Portfolio, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by the Investment Adviser to the
Portfolio.  The management fee shall be payable by the Investment
Adviser monthly to the Sub-Adviser upon receipt by the Investment
Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

	4.	Duties of the Investment Adviser.

A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory
Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

(2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

(3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

(5) The Notification of Registration of the Fund under the 1940
Act on Form N-8A as filed with the SEC and any amendments thereto:

	(6)  The Fund's Prospectus (as defined above); and

(6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

	The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the
 Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

	5.	Brokerage.

A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section
 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under
 Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

	6.	Ownership of Records.

	The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule
31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.


	7.	Reports.

	The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

	8.	Services to Others Clients.

	Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

	9.	Representations of Sub-Adviser.

	The Sub-Adviser represents, warrants, and agrees as follows:

A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940
 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement;
 and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

	The Investment Adviser represents, warrants, and agrees as follows:

		The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub- Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940
Act or otherwise.

	10.	Term of Agreement.

	This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

	11.	Termination of Agreement.

	Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the
Portfolio on at least 60 days' prior written notice to the Sub-Adviser.
  This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the
Investment Adviser.  This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.
   In the event this Agreement is terminated as described above, the Investment Adviser agrees to change the name of the Portfolio to delete reference to "Third Avenue."

	12.	Amendment of Agreement.

	No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

	13.	Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

		E.  Definitions.	Any question of interpretation of any term
of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person, " "interested person," "assignment," "broker," "investment adviser,"
"net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:					AEGON/TRANSAMERICA FUND ADVISERS, INC.


By: 		/s/ Gayle A. Morden		By: 		/s/ John K. Carter

Name:		Gayle A. Morden	 		Name:		John K. Carter
Title:	Assistant Vice President	Title:	Vice President,
		and Assistant Secretary			General Counsel, Compliance
								Officer and Secretary


ATTEST:						THIRD AVENUE MANAGEMENT LLC


By: 		/s/ W. James Hall			By: 		/s/ David M. Barse

Name:		W. James Hall			Name:		David M. Barse
Title:	General Counsel			Title:	President
		and Secretary




						EXHIBIT B
		Directors and Principal Officer of the Investment Adviser
	The address of each director and principal officer is 570 Carillon
				Parkway, St. Petersburg, Florida 33716.
Name and Position with the 			Principal Occupation/Position
Investment Adviser
Brian C. Scott, Director,
President, Chief Executive Officer		President & Chief Executive
							Officer, ATSF (2002 - present)
							; President & Chief Executive
							Officer, IDEX Mutual Funds
							(2002 - present); President of
							Endeavor Management Co. (June,
							2001 to December 2001); Director,
							 President & Chief Executive
							Officer of Idex Management, Inc.
							(2001 - 2002); Director,
							AEGON/Transamerica Investor
							Services, Inc. (January, 2002 -
							present); Director, President &
							Chief Operating Officer,
							AEGON/Transamerica Fund Services,
							Inc. (January 2002 - present);
							President & Chief Executive
							Officer, Transamerica Occidental
							Life Insurance Company Separate
							Account Fund B (2002 - present);
							Chief Marketing Officer, Financial
							Markets Division of AEGON(June,
							1992 to June, 2001); President &
							Chief Executive Officer,
							Transamerica Income Shares, Inc.
							(2002 - present); President,
							Director & Chairman, Transamerica
							Index Funds, Inc. (2002 - present)
							; Manager, Transamerica Investment
							Management, LLC (March 2002 -
							present)

Larry N. Norman, Director and Chairman	President and Chairman,
							Transamerica Life Insurance Company;
							 Trustee of IDEX Mutual Funds
							(2002 - present); President & Chief
							Executive Officer, ATSF (2002 -
							present); Manager, Transamerica
							Occidental Life Insurance Company
							Separate Account Fund B (2002 -
							present); Director, Transamerica
							Income Shares, Inc. (2002 - present)
							; Director, Transamerica Index
							Funds, Inc. (2002 - present);
							Manager, Transamerica Investment
							Management, LLC (March 2001 -
							present)

Douglas C. Kolsrud, Director			Senior Vice President.
							Transamerica Occidental Life
							Insurance Company (November 1999
							 - June 2002); Corporate Actuary
							and Senior Vice President,
							Transamerica Life Insurance
							Company (April 1998 - April 2002)
							; Senior Vice President, AUSA Life
							 Insurance Company (April 1998 -
							April 2002); Senior Vice President,
							 Transamerica Life Insurance and
							Annuity Company (April 1998 -June
							2002); Director, AEGON/Transamerica
							 Investor Services, Inc. (January
							2002 - present); Director and
							Executive Vice President, AEGON
							USA, Inc. (May 2002 - present);
							Senior Vice President, AUSA Holding
							 Company (May 1999 - present);
							Director (May 1998 - December
							2001), Executive Vice President
							(November 1997 - May 1998) and
							President (May 1998 - February
							2001), AEGON USA Investment
							Management, LLC; Director,
							AEGON/Transamerica Fund Services,
							Inc. (January 2002 - present);
							Director, Transamerica Investment
							Management, LLC (May 2002 -
							present); Executive Vice President,
							 AEGON U.S. Corporation (May 2002
							 - present)

All Officers and/or Directors as set forth above serve as Officers and/or Directors of the Fund.



						EXHIBIT B
		Directors and Principal Officers of the Sub-Adviser
	The address of each director and principal officer is 767 Third
				Avenue, New York, New York 10017.

Name and Position with the Sub-Adviser	Principal Occupation/Position
Martin J. Whitman, Chairman and 		Chairman and CEO (March 1990 -
Chief Executive Officer 			present), President (January 1991
							 - May 1998), Third Avenue Trust;
							 Chairman and CEO (July 1999 -
							present), Third Avenue Variable
							Series Trust; Chairman and CEO
							(March 1990 - present, President
							(January 1991 - February 1998),
							EQSF Advisers, Inc. and its
							successor, Third Avenue Management
							 LLC; Chief Investment Officer
							(December 1990 - July 1996) and
							CEO (July 1996 - present),
							Danielson Holding Corp.; Chairman
							 (January 1995 - present), and CIO
							 (October 1992 - present), M.J.
							Whitman Advisers, Inc.;
							Distinguished Management Fellow
							(1972 - 2000) and Member of the
							Advisory Board (1994 - 1995) of
							the Yale School of Management at
							Yale University; Adjunct Professor
							(January 2001 - December 2001),
							 Columbia University Graduate School
							 of Business; CEO, President and
							Director (October 1974 - present),
							Martin J. Whitman & Co., Inc.;
							Chartered Financial Analyst

David M. Barse, President and 		President and COO (May 1998 -
Chief Operating Officer				present), Trustee (September 2001
							 - present) and Executive Vice
							President (April 1995 - May 1998)
							, Third Avenue Trust; President
							and COO (July 1999 - present) and
							 Trustee (September 2001 - present)
							, Third Avenue Variable Series
							Trust; President and COO (July
							1996 - present), Danielson Holding
							 Corp.; President and COO (February
							 1998 - present), Executive Vice
							President (April 1995 - February
							1998) and Director (April 1995 -
							present), EQSF Advisers, Inc. and
							its successor, Third Avenue
							Management LLC; Chairman (January
							2002 - present), Chief Executive
							Officer (July 1999 - present),
							President (June 1995 - present),
							Director and COO (January 1995 -
							present), M.J. Whitman, Inc.; CEO
							(July 1999 - present), President
							(June 1995 - present), Director
							and COO (January 1995 - present),
							 M.J. Whitman Advisers, Inc.

Michael T. Carney, Treasurer and 		Treasurer and CFO (March 1990 -
Chief Financial Officer				present), Third Avenue Trust;
							Treasurer and CFO (June 1999 -
							present), Third Avenue Variable
							Series Trust; Director (January
							1995 - present), Executive Vice
							President and CFO (June 1995 -
							present), M.J. Whitman, Inc.;
							Treasurer, Director (January
							1995 - present), Executive Vice
							President (June 1995 - present)
							and CFO (October 1992 - present),
							 M.J. Whitman Advisers, Inc.; CFO
							 (August 1990 - present),
							Danielson Holding Corp.; Director
							 (August 1996 - present), National
							 American Insurance Company of
							California; CFO and Treasurer
							(May 1989 - present), EQSF
							Advisers, Inc. and its successor,
							 Third Avenue Management LLC and
							Third Avenue Holdings, LLC

W. James Hall, General Counsel 		General Counsel and Secretary
and Secretary 					(June 2000 - present), Third
							Avenue Trust; General Counsel
							and Secretary (September 2000 -
							present), EQSF Advisers, Inc. and
							its successor, Third Avenue
							Management LLC and Third Avenue
							Holdings, LLC; General Counsel
							and Secretary (September 2000 -
							present), Third Avenue Variable
							Series Trust; General Counsel
							and Secretary (December 2000 -
							present), Danielson Holding Corp.
							; General Counsel and Secretary
							 (May 2000 - present), M.J.
							Whitman, Inc. and M.J. Whitman
							Advisers, Inc.; Associate
							 (February 2000 - June 2000),
							Paul, Weiss, Rifkind, Wharton &
							 Garrison LLP; Associate (November
							 1996 - January 2000), Morgan,
							Lewis & Bockius LLP

No Officer or Director of the Fund or ATFA is an Officer, employee, Director or shareholder of Third Avenue. No Officer or Director of the Fund or ATFA owns securities or has any other material direct or indirect interest in Third Avenue.




						EXHIBIT C



Name of Fund with Similar 	Net Assets as of 		Annual Management
Investment Objectives 		December 31, 2001 		Fee Rate
					(approximate)


Third Avenue Value Fund(1)	$2.6 billion 			0.90%
The Legends Fund(2)		$42.9 million 			0.40%





(1) Advisory Relationship
(2) Sub-Advisory Relationship